SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                             FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934




 Date of report:   December 19, 1997
       (Date of earliest event reported)




                        HANNAFORD BROS. CO.
      (Exact name of registrant as specified in its charter)



             Maine                      1-7603          01-0085930
 (State or other jurisdiction of     (Commission     (I.R.S. Employer
  incorporation or organization)       File No.)     Identification No.)



         145 Pleasant Hill Road, Scarborough, Maine  04074
        (Address of principal executive offices) (Zip code)


 Registrant's telephone number:   (207) 883-2911

 Item 5.  Other Events.

      On December 16, 1997 the Board of Directors of Hannaford Bros. Co. approved the adoption of a replacement shareholder rights plan (the "Replacement Plan"). The Replacement Plan is similar to the shareholder rights plan which Hannaford adopted in 1988, and which by its terms will expire on February 4, 1998.

      A press release announcing approval of the Replacement Plan is filed herewith as an exhibit.

 Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1 Press release dated December 17, 1997, announcing adoption of a replacement shareholder rights plan.


                             SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    HANNAFORD BROS. CO.


 Date: December 19, 1997            By: /s/ Charles H. Crockett
                                        Charles H. Crockett
                                        Assistant Secretary

                             HANNAFORD BROS. CO.

                                EXHIBIT INDEX



 Exhibit
 Number     Description

 99.1       Press release dated December 17, 1997,
            announcing adoption of a replacment
            shareholder rights plan.